UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2008

MCCORMICK & COMPANY, INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland	001-14920	52-0408290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 Loveton Circle Sparks, Maryland	21152
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 771-7301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On July 31, 2008, McCormick & Company, Incorporated (the “Company”“) completed its previously announced purchase of the assets of the Lawry’s business from Conopco, Inc., an indirect subsidiary of Unilever N.V. Lawry’s manufactures and sells a variety of marinades and seasoning blends under the well-known “Lawry’s” and “Adolph’s” brands. The acquisition includes the rights to the brands as well as related inventory and a small number of dedicated production lines. It does not include any employees or manufacturing facilities. The acquisition was made pursuant to an Asset Purchase Agreement between the Company and Conopco, Inc., which was filed as an exhibit to the Company’s current report on Form 8-K filed on November 16, 2007. As previously announced, the terms of the approval from the Federal Trade Commission (FTC) for the acquisition required the sale of McCormick’s Season-All brand. In accordance with these terms, on July 31, 2008, McCormick completed the sale of its Season-All brand to Morton International for $15 million in cash.

The purchase price for the Lawry’s acquisition was $604 million in cash plus the assumption of certain liabilities relating to the purchased assets. The Company used cash on hand and borrowings under its commercial paper program to fund the purchase price. In connection with the acquisition, the Company increased its commercial paper program from $650 million to $1 billion.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 2.01 of this report relating to the issuance of commercial paper is incorporated by reference in this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On August 1, 2008, the Company issued a press release announcing the completion of the Lawry’s acquisition described above. The press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The financial statements required by this Item 9.01(a), with respect to the Lawry’s acquisition described in Item 2.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(b) Pro Forma Financial Information

The pro forma financial information required by this Item 9.01(b), with respect to the Lawry’s acquisition described in Item 2.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(d) Exhibits

The exhibit to this report is listed in Item 7.01 above and in the Exhibit Index that follows the signature line.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCCORMICK & COMPANY, INCORPORATED

Date: August 1, 2008	/s/ Paul C. Beard
Paul C. Beard
Senior Vice President – Finance & Treasurer

Exhibit Index

Exhibit Number	Description of Exhibit
99.1	Copy of the press release labeled “McCormick Completes Acquisition of Lawry’s.”